INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about intangible assets [Abstract]
INTANGIBLE ASSETS [Text Block]

8. INTANGIBLE ASSETS

Cost	Patent	Rights	Intellectual Property	Total
Balance, December 31, 2023	$40,840	$672,959	$471,311	$1,185,110
Additions	-	-	-	-
Impairment (Note 16)	-	-	(471,310)	(471,310)
Balance, December 31, 2024	$40,840	$672,959	$1	$713,800
Accumulated Amortization
Balance, December 31, 2023	$40,840	$672,959	$-	$713,799
Amortization	-	-	-	-
Balance, December 31, 2024 and December 31, 2025	$40,840	$672,959	$-	$713,799
Carrying Value
December 31, 2024 and December 31, 2025	$-	$-	$1	$1

During the year ended December 31, 2010, the Company entered into an agreement to acquire a patent related to their manway securement systems. The Company is obligated to pay a 5% royalty in accordance with the agreement.

On November 10, 2016, the Company entered into a technology development agreement to acquire all intellectual property rights (the "Products") of G&J Technologies, Inc. (the "Vendor"). The Vendor also entered into a consulting agreement with the Company for a fee of $10,000 per month. The Company is also required to pay a royalty to the Vendor of 2.5% of the net sales earned by the Company, to be paid within 30 days of the end of each calendar quarter. As at December 31, 2025, the Company has not earned any revenue from the sale of the Products.

On March 3, 2021, the Company terminated the technology development agreement, including the consulting agreement for $10,000 per month. The Company will still be liable for the 2.5% royalty. This termination was in the arbitration process and a judgment was rendered on April 25, 2023, awarding G&J Technologies Inc. $465,360 for termination fees, asset payment issued and legal fees and recorded in termination settlement. All amounts awarded were paid during the year ended December 31, 2023.

On October 25, 2021, the Company entered into a technology services agreement with a third-party developer (the "Agreement") to further develop its internal intellectual property related to the active suspension control system for no road vehicles. This agreement was terminated by the Company in mid 2024. The Agreement consists of total payments of $579,482 ($810,000 CAD), (subject to milestones being met). Intellectual property developed under the Agreement will be the property of the Company and certain background technology of the developer will be licensed by the Company for the purpose of manufacturing and selling the related products. The royalty payment for the license will be $19,316 ($27,000 CAD) per year for a period of 10 years (the "License Fee") with the first-year fee waived and the second year discounted 50%. If the Company purchases a minimum of 10 control systems designed under the Agreement in any year, the License Fee for that year will be waived. The Company may receive an unrestricted license to use the background technology of the developer at any time by paying the cumulative remaining License Fees plus a one-time payment of $35,770 ($50,000 CAD). At December 31, 2025, the Company had a deposit of $nil (2024 - $nil) to be applied over the term of the Agreement.